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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

              APRIL 12, 2005                             333-05188-A
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Date of  Report  (Date  of earliest               Commission File Number
event reported)

                             PHONE1GLOBALWIDE, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                    65-0669842
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


                        100 N. BISCAYNE BLVD., SUITE 1200
                              MIAMI, FLORIDA 33132
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               (Address of Principal Executive Offices) (Zip Code)


                                 (305) 371-3300
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

REFERRAL AGREEMENT WITH SPRINT COMMUNICATIONS COMPANY L.P.

On April 13, 2005, the Company's wholly-owned subsidiary, Phone 1, Inc. ("Phone 1"), entered into a Referral Agreement with Sprint Communications Company L.P. ("Sprint").

Pursuant to the Referral Agreement, Sprint will function as an independent contractor to identify and submit leads for operator services exclusively for Phone 1 in Sprint's sole discretion when Sprint believes that Phone 1's operator services complement other services provided by Sprint or when Sprint encounters a stand alone opportunity that Sprint does not wish to pursue on its own.

The initial term of the Referral Agreement is for 60 months commencing on April 13, 2005, renewable for 1-year terms.

SEPARATION LOUIS GIORDANO

On April 12, 2005, the Company entered into a separation letter with Louis Giordano, who had served as President of the Company and will continue serving as Director of the Company until May 31, 2005. Mr. Giordano has decided to leave the Company to concentrate on his business activities.

Under the terms of the separation letter, Giordano's employment with the Company was terminated effective March 31, 2005 (the "Separation Date") and all further compensation, remuneration, bonuses and options terminated on the Separation Date. The Company has paid to Giordano on April 12, 2005 the sum of $120,000. The separation letter includes a release from Mr. Giordano to the Company and its affiliates and also contains various covenants made by Mr. Giordano relating to competing business, non solicitation of employees and customers and confidentiality.

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The discussion in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K relating to the termination of Louis Giordano employment agreement is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The discussion in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K relating to the termination of Louis Giordano employment agreement is incorporated herein by reference.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PHONE1GLOBALWIDE, INC.

Date:  April 18, 2005         By: /s/ Syed Naqvi
                                  ----------------------------------
                                      Name:  Syed Naqvi
                                      Title: Chief Financial Officer


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